Pursuant to Rule 497 (e)
                                                      Registration No. 33-36317
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  CALIFORNIA DAILY TAX FREE INCOME FUND, INC.                  600 Fifth Avenue
  CONNECTICUT DAILY TAX FREE INCOME FUND, INC.              New York, NY  10020
  DAILY INCOME FUND                                              (212) 830-5345
  FLORIDA DAILY MUNICIPAL INCOME FUND                 (800)433-1918 (Toll Free)
  NEW JERSEY DAILY MUNICIPAL INCOME FUND, INC.
  TAX EXEMPT PROCEEDS FUND, INC.

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    SUPPLEMENT DATED AUGUST 31, 2009 TO THE CURRENT STATEMENT OF ADDITIONAL
                 INFORMATION FOR EACH OF THE ABOVE NAMED FUNDS

The second paragraph under section V. Investment Advisory and Other Services has been deleted and replaced with the following:

The Manager is a direct subsidiary of Natixis Global Asset Management, L.P. ("Natixis US"). Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn principally owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France's second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d'Epargne regional savings banks and the Banque Populaire regional cooperative banks. An affiliate of the French Government is an investor in non-voting securities of BPCE and has limited, non-controlling representation on the supervisory board of BPCE as well as the right to convert certain shares into common equity of BPCE at a future time. The registered address of Natixis is 30, avenue Pierre Mendes France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendes France, 75013 Paris, France.